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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: AUGUST 15, 2007


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

        Internal Revenue Service - Employer Identification No. 74-1611874

                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On August 15, 2007, Atwood Oceanics, Inc. (NYSE: ATW), announced that immediately upon the ATWOOD HUNTER completing its current drilling program for Woodside Energy Ltd. ("Woodside") offshore Libya (estimated the end of August
2007) that the Woodside contract will be suspended and the rig moved to Egypt to commence working under a contract for Burullus Gas Co. ("Burullus"). The
Burullus contract is expected to take 140 days to complete (including mobilization and demobilization to the point of origin in the Mediterranean Sea) with dayrates of $320,000 for the first 90 days, $355,000 the next 35 days and $410,000 thereafter (expected to be 15 days). Immediately upon completion of its work in Egypt, the Woodside contract will be reinstated with the rig expected to be moved to Mauritania at a dayrate of $240,000. Under the contract suspension agreement with Woodside, the remaining Woodside contract commitment will be reduced by a period equal to 50% of the days that the ATWOOD HUNTER works under the Burullus contract up to a maximum of 70 days. Prior to the contract suspension, the Woodside contract term was anticipated to be completed in May 2008. Assuming the rig works for Burullus for the expected 140 days, the Woodside contract commitment will be extended 70 days to August 2008. The
Woodside contract provides for two (2) six month options at day rates to be mutually agreed. An agreement for Woodside to use the rig beyond its current commitment must be executed by 15 December 2007.


ITEM 9.01         EXHIBITS

EXHIBIT 99.1    Press Release dated August 15 2007



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission.


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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION

99.1     Press Release dated August 15, 2007






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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATWOOD OCEANICS, INC.
                                           (Registrant)



                                           /s/ James M. Holland
                                           James M. Holland
                                           Senior Vice President

                                           DATE:    August 15, 2007




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